                                                                   EXHIBIT 10.22
                            FIRST AMENDMENT TO LEASE

                  This First Amendment to Lease is entered into as of January 14, 1994, by and between CONTINENTAL TOWERS, a New York general partnership, hereinafter referred to as "Landlord" and THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, hereinafter referred to as "Tenant".

                  WHEREAS, as of December 21, 1988, Landlord and Tenant entered into that certain Agreement of Lease (the "Lease") relating to the premises (the "Premises") located at 100-120 Madison Street Syracuse, New York also known as MONY Towers, a memorandum of which Lease was recorded in the Onondaga County Clerk's Office on December 22, 1988 in Book 3499, Page 128;

                  WHEREAS, Landlord and Tenant desire to amend the Lease in certain respects;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

                  1. Article 2. Article 2 of the Lease is hereby amended by extending the ending date of the initial term of the Lease from December 21, 2008 to December 31, 2008.

                  2. Article 3. Article 3 of the Lease is hereby amended by adding the following paragraph at the end thereof.

                           Notwithstanding the provisions of the previous
                  paragraph or anything else to the contrary contained in this Lease, Landlord and Tenant agree that if (a) the interest of Tenant hereunder and of the "Lender" under an Amended and Restated Loan Agreement of even date herewith between The Mutual Life Insurance Company of New York ("MONY"), as "Lender," and Landlord, as "Borrower" (the "Loan Agreement"), are each held by either MONY or by an affiliate of MONY (but not by any other successor to MONYs interest therein, other than a successor to MONY in a merger, consolidation or other corporate reorganization of MONY), and (b) Tenant has paid all rent previously due under the Lease but (c) any scheduled debt service payment to be made on the Note (as such term is defined in the Loan Agreement) prior to the date the rent payment in question shall become due shall not have been paid to the Lender under the Note, or if so paid shall have been required to be repaid to Borrower or its estate in bankruptcy, then the monthly rent next coming due under the Lease in the next month(s) shall be reduced dollar for dollar by the amount of any such deficiency in payment of debt service (or the amount so repaid) until the sum of such reduction equals the amount of such deficiency (or the amount so repaid, but in no event shall any such reduction reduce the rent payable under the Lease below a monthly amount of $50,713.00). Such reduction in rent shall be automatically effective and shall not be retroactively affected by any subsequent payment of such debt service, but such reduction shall result in a reduction of the amounts owing under the Note in the same manner as such debt service would have been applied under the Note as originally scheduled. The determination of scheduled debt service to be paid under the Note shall be made without taking into account (i.e., as if the same had not occurred) any subsequent acceleration of the Note or any stay of payment of, modification of, or cancellation of the Note which occurs by reason of, or in, a case under Title 11 of the United States Code or any replacement or supplemental statute or any state law governing bankruptcy or insolvency or fraudulent transfers, but shall cease to be effective upon payment in full of all amounts due and owing under the Note and Loan Agreement.

                  3. Article 4. Article 4 of the Lease is hereby amended by deleting the words "dated December _____, 1988" in the second line of the second paragraph thereof and replacing them with the following: "and the City of Syracuse Industrial Development Agency, dated as of December 21, 1988."

                  4. Article 13. Article 13 of the Lease is hereby amended by deleting the words "Tenant continues to pay the rent" in the thirteenth line of the third paragraph thereof and replacing them with the following: "; provided, further, that in either such event Tenant shall continue to perform its obligations hereunder and pay rent when it is due and payable for the remainder of the term without any offset, abatement or reduction."

                  5. Article 14. Article 14 of the Lease is hereby amended by:

                           (a) inserting the following sentence at the end of the fourth paragraph thereof: "If Tenants net worth is less than the amount described above, Tenant may still elect to insure under a blanket policy, provided such blanket policy contains the coverage described above and is otherwise reasonably satisfactory to Landlord"; and

                           (b) inserting the following paragraph at the end of said Article:

                           "Notwithstanding anything to the contrary contained
                  in this Article 14 or elsewhere in this Lease, so long as the Tenant has a net worth exceeding Three Hundred Million Dollars ($300,000,000), (x) the proceeds of any property insurance shall be paid directly to the Tenant to be applied to the restoration of the Premises as provided above and (y) Tenant shall have the sole right to adjust any loss with the insurance company. In any other circumstances such insurance proceeds shall be adjusted as provided in the second paragraph hereof and held by (and applied in accordance with the terms of this Article 14 (including any

                  "reasonable safeguards" imposed by Lender) as the restoration proceeds) a depository selected by Tenant who shall be a savings bank, savings and loan association, commercial bank or trust company or insurance company, in each case, having a combined capital and surplus or net worth of at least $100,000,000, provided, however, if the first mortgagee of Landlord's interest in the Premises qualifies under the above standard it may elect, by notice to Tenant to act as such depository. Landlord agrees to cooperate with Tenant in any such adjustment and payment of insurance proceeds described above, including, without limitation, endorsing any check to the party to receive the same hereunder."

                  6. Article 19. Article 19 of the Lease is hereby amended by inserting at the end thereof the following as a new sentence: "Nothing in this
Article 19 shall be deemed to grant to Tenant cure periods for defaults beyond those cure periods specifically set forth in Article 22 hereof. "

                  7. Article 21. The term "related party" as used in Article 21 of the Lease shall include a transferee of all or a substantial portion of the assets of Tenant

                  8. Article 22. Article 22 of the Lease is hereby amended by:

                           (a) replacing the word "due" on the fifth line thereof with the words "Tenant received notice from Landlord of such default;" and

                           (b) deleting the words "or if Tenant shall fail to furnish all insurance coverages required pursuant to the terms of this Lease" on the fifth and sixth lines thereof".

                  9. Article 24. Article 24 of the Lease is hereby amended by replacing the word "are" on the twelfth line of the first paragraph thereof with the words "shall be".

                  10. Ramifications. Except as specifically herein amended, all terms, provisions, conditions and exhibits contained in the Lease shall remain unmodified and in full force and effect. Any terms used in this First Amendment and not otherwise defined herein shall have the same definition as in the Lease. In the event that any provision of this First Amendment shall conflict with the terms, provisions, conditions and exhibits of the Lease, the terms, provisions, conditions and exhibits of this First Amendment shall govern and control. All references in the Lease to "this Lease", "herein" or terms of similar import shall refer to the Lease as amended hereby and as the same may be hereafter amended.

                  11. Counterparts. This First Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts put together shall constitute but one and the same First Amendment.

                  12. Successors and Assigns. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  13. Captions. The captions used in this First Amendment are provided for convenience and reference only and should not be used in construing this First Amendment.

                  14. Effect of Default on Rights of Tenant. Whenever in the Lease, including, without limitation, Articles 8 and 27 thereof reference is made to the rights of Tenant being contingent upon the nonoccurrence of a default under this Lease (or where Landlord is entitled to take certain actions upon the occurrence of such a default), the same shall be deemed to refer to a default under the Lease which is continuing beyond applicable notice and grace period thereunder. The foregoing shall not apply, however, to the provisions of Articles 19 and 22 of the Lease.

                  15. Memorandum of Lease. Landlord and Tenant hereby agree that they shall at the request of either party, execute a memorandum of the Lease (if not previously recorded) and this Amendment setting forth such matters as me necessary to comply with applicable statutory requirements. Both Landlord and Tenant agree to cause such memorandum to be recorded in the real estate records of the county where the Premises are located and to execute and deliver all necessary transfer tax returns and other instruments necessary to permit such recording. Landlord agrees that it shall pay all recording charges, fees and taxes incurred in connection with recording such memorandum.

         IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by the undersigned as of the day and year first above written.


                                    LANDLORD:


                                     CONTINENTAL TOWERS, a New York
                                       general partnership

                                     By:    Twin Towers Investors, L.P., a New
                                            York limited partnership, general
                                            partner

                                            By:   Continental Realty of New
                                                  York, Inc., a New York
                                                  corporation, general partner

                                                  By:  /s/ Lowell A. Seifter
                                                       ---------------------
                                                       Name: Lowell A. Seifter
                                                       Title:Asst. Sec.

                                   By:       Continental Realty Funding Limited
                                             Partnership, a New York limited
                                             partnership, general partner

                                            By:   Continental Realty of New
                                                  York, Inc., a New York
                                                  corporation, general partner

                                                  By:  /s/ Lowell A. Seifter
                                                       ---------------------
                                                       Name: Lowell A. Seifter
                                                       Title: Asst. Sec.

                                    TENANT:

                                    THE MUTUAL LIFE INSURANCE COMPANY OF NEW
                                    YORK, a New York corporation

                                                   By:  /s/ Kenneth M. Levine
                                                        ---------------------
                                                        Name:  Kenneth M. Levine
                                                        Title: Executive VP

               MEMORANDUM OF FIRST AMENDMENT TO LEASE PURSUANT TO
                   SECTION 291-CC OF THE REAL PROPERTY LAW OF
                              THE STATE OF NEW YORK

                                     BETWEEN
                               CONTINENTAL TOWERS
                                   "LANDLORD"
                                       AND
                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                    "TENANT"





                              LOCATION OF PREMISES



        Street Address:                100-120 Madison Street
        City or Town of:                      Syracuse
           County of:                         Onondaga
           State of:                          New York
             Block:                           P/O 134





                       After recording, please return to:
                    FRIED, FRANK, HARRIS, SHRIVER & JACOBSON
                               One New York Plaza
                            New York, New York 10004
                          Attention: Joel London, Esq.

                     MEMORANDUM OF FIRST AMENDMENT TO LEASE
                           PURSUANT TO SECTION 291-CC
                OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK


NAME AND ADDRESS OF LANDLORD

Continental Towers
c/o Green & Scifter, Attorneys, P.C.
900 One Lincoln Center
Syracuse, New York 13202

NAME AND ADDRESS OF TENANT

The Mutual Life Insurance Company of New York
1740 Broadway
New York, New York 10019

DATE AND EXECUTION OF LEASE AND ANNEXED SCHEDULE A, B, AND C

As of December 21, 1988

FIRST AMENDMENT TO LEASE

       The Lease dated as of December 21, 1988 between the above-named Landlord and Tenant was amended by a First Amendment to Lease between the above-named Landlord and Tenant dated as of January 14, 1994.

AMENDMENT TO TERM OF LEASE

       The initial or original lease term has been amend by extending the ending date of the initial term of the lease from December 21, 2008 to December 31, 2008.

RENEWAL PERIODS

       The tenant has the option to renew the lease for each of two (2) separate and successive periods of five (5) years each after the expiration of the initial lease term. The right to renew the lease shall be exercised by written notice to the landlord, not less than nine hundred twelve (912) days before the expiration of the then current term of the lease.

DESCRIPTION OF LEASED PREMISES AS CONTAINED IN THE AGREEMENT OF LEASE

       Two (2) office towers of 19 stories each connected by a 5-story office wing, located at 100-120 Madison Street, Syracuse, Onondaga County, New York, the land being more particularly described in Schedule A attached hereto and made a part hereof.

       The Lease and First Amendment to Lease contain other provisions not described herein; the purpose of this Memorandum being to provide notice thereof pursuant to the terms of Section 291-cc of the Real Property Law of the State of New York.

       This Memorandum of First Amendment to the Lease, endorsed by the signatures of the parties hereto, is signed and sealed this 14th day of January, 1994.

                           LANDLORD:

                           CONTINENTAL TOWERS,
                           a New York general partnership

                           By:    Twin Towers Investors, L.P.,
                                  a general partner

                                  By:    Continental Realty of New York, Inc.,
                                         its general partner

                                         By:/s/ Lowell A. Seifter
                                            ------------------------
                                         Name: Lowell A. Seifter
                                         Title: Ass't Sec.

                           By: Continental Realty Fund Limited Partnership, a general partner

                                  By:    Continental Realty of New York, Inc.,
                                         its general partner

                                         By:   /s/ Lowell A. Seifter
                                            ------------------------
                                               Name: Lowell A. Seifter
                                               Title: Ass't Sec.

                           TENANT

                           THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation

                           By:    /s/ Kenneth M. Levine
                                  ------------------------
                                  Name: Kenneth M. Levine
                                  Title: Executive VP

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF New York                  )



                  On this 14th day of January, 1994, before me personally came Lowell A. Seifter to me personally known and who, being duly sworn by me, did depose and say that he resides in Dewit, NY; that he is the Asst. Sec. of Continental Realty of New York, Inc., the corporation which executed the foregoing instrument as the general partner of each of Continental Realty Fund Limited Partnership and Twin Towers Investors, L.P., as general partners of CONTINENTAL TOWERS, the partnership which is a party to the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation, as the act of said corporation as general partner of the general partners of Continental Towers.


                                          /s/ Jacqueline I. Heitner
                                          --------------------------
                                          Notary Public
                                          Stamped: Jacqueline I. Heitner
                                          Notary Public, State of New York
                                          No. 41-4972230
                                          Qualified in Queens County
                                          Commission Expires September 24, 1994

My Commission expires:

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF New York                  )



                  On this 14th day of January, 1994, before me personally came Kenneth M. Levine to me known, who, being duly sworn, did depose and say that he resides at River Vale, NJ, and that he is the Executive VP of THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                      /s/ Patricia L. Hartnett
                                      --------------------------
                                      Notary Public
                                      Stamped: Patricia L. Hartnett
                                      Notary Public, State of New York
                                      No. 31-4807148
                                      Qualified in New York County
                                      Term Expires February 28, 1995

                                   SCHEDULE A
                              PROPERTY DESCRIPTION

                  ALL THAT TRACT OR PARCEL OF LAND situate in the City of Syracuse, County of Onondaga, and State of New York, and being a portion of Block #134 in said City, and being more particularly described as follows:

                  BEGINNING at the intersection of the present easterly line of South Warren Street with the present southerly line of Madison Street, said point of intersection being the northwesterly corner of Block #134;

                  Thence South 89(degree)47'10" East, along said southerly line of Madison Street, a distance of 471.79 feet to the northeasterly corner of said Block # 134;

                  Thence South 0(degree)06'00" West, along the present westerly line of Montgomery Street, a distance of 180.51 feet to the northeasterly corner of a permanent easement conveyed to the City of Syracuse by The Mutual Life Insurance Company of New York by deed recorded in the Onondaga County Clerk's Office in Liber of Deeds #2395, Page #140;

                  Thence North 89(degree)49'40" West, along the northerly fine of said permanent easement and being parallel to the northerly line of Harrison Street a distance of 471.66 feet to its intersection with said easterly line of South Warren Street;

                  Thence North 0(degree)03'30" East, along said easterly fine of said South Warren Street, a distance of 180.86 feet to the place of beginning. Containing 85,233.26 square feet of land, or 1.956 acres of land, more or less.

                  The hereinabove described parcel of land is subject to any and all easements and/or rights-of-way of record and to that certain lease with the City of Syracuse, as tenant, which lease was recorded on June 13, 1969 in the Office of the Clerk of the County of Onondaga, New York in Book of Deeds 2405, page 734, for which The Mutual Life Insurance Company of New York reserves its rights thereunder.


                                   Schedule A